UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2006
KOS PHARMACEUTICALS, INC
(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1 CEDAR BROOK DRIVE
CRANBURY, NJ 08512-3618
(Address of principal executive offices)
609-495-0920
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 8, 2006, the Company issued a press release regarding results for the fiscal 2006 second quarter and six months ended June 30, 2006, and held a related conference call to discuss these results. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The press release includes one or more non-GAAP financial measures within the meaning of Regulation G. With respect to each non-GAAP financial measure, the Company has disclosed the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure. The non-GAAP financial measures were presented in the press release because the Company’s management believes that the non-GAAP financial results are meaningful to investors because they provide a consistent comparison of prior period results.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
     In a letter dated July 25, 2006, the Southeast Regional Office of the Securities and Exchange Commission sent the Company a request for documents relating to the grant and exercise of options during the period from January 1, 1997 to the present. The Company intends to cooperate fully with this informal inquiry.
     Before receiving the request from the SEC, the Company had already commenced an internal review of its historical stock option grant practices and related accounting treatment. That review is ongoing. Based on its review to date, the Company believes that certain stock option grants were accounted for using incorrect measurement dates. The review has not found any pattern or practice of inappropriately identifying grant dates with hindsight to provide officers and directors with in-the-money grants.
     The Company believes that non-cash, stock-based compensation expenses related to the grants will be recorded. Although the review is ongoing, the Company has preliminarily determined that it will record cumulative prior period non-cash stock-based compensation expense charges in amounts that are not presently anticipated to exceed approximately $10 million in the aggregate after taxes. As a result, the Audit Committee of the Company’s Board of Directors concluded on August 7, 2006, that the Company’s audited consolidated financial statements for its fiscal years ended December 31, 2005, 2004, 2003, 2002, and 2001 and its unaudited consolidated financial statement for its fiscal quarter ended March 31, 2006 may need to be restated and should not be relied upon. The Company intends to file restated financial statements for these periods as soon as practicable pending completion of the Company’s internal review of its stock option grant practices and related accounting. Any subsequent findings arising out of the Company’s internal review or the review being performed by the Securities and Exchange Commission may materially affect the Company’s results of operations.
     The Company’s Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with Ernst & Young LLP, the Company’s independent registered public accounting firm.
     This Current Report on Form 8-K and the press release attached as Exhibit 99.1 contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 that reflect the Company’s judgment and involve risks and uncertainties as of the date of this report. These forward looking statements, among others, include those related to the completion of the Company’s internal review of its historical stock option grant practices and related accounting, the types of problems with the Company’s historical stock option grant practices and accounting identified by the Company as a result of its internal review to date, the timing of the completion of the restatement of the Company’s financial statements, the filing of reports on Forms 10-Q and 10-K, and the amount of the impact on the Company’s financial statements of the Company’s historical stock option grant practices and related accounting. Actual events or results may differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the Company and should not be considered as an indication of future events or results. Potential risks and uncertainties include, among other things: the timing of completion of the Company’s internal review, restatement and filing of its amended historical financial statements, the possibility that accounting treatment for the Company’s historical stock option grant practices and related accounting will be different than that currently anticipated by the Company, the possibility that the Company’s internal investigation or any investigation conducted by the Securities and Exchange Commission may reveal issues that the Company does not currently realize exist, the possibility that the Company may not be able to file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006 within the time frame prescribed by the Securities and Exchange Commission, the effect of any third party litigation arising out of the Company’s investigation of its historical stock option grant practices and related accounting and the costs incurred by the Company in connection with such investigation and the SEC investigation, and the additional risks and important factors described in the Company’s other reports filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s website at http://www.sec.gov. All of the information in this report and the attached press release is made as of August 8, 2006, and the Company undertakes no duty to update this information.

ITEM 8.01.	OTHER EVENTS.
     On August 4, 2006, the Company consummated the second and final tranche of its investment in Arisaph Pharmaceuticals, Inc. (“Arisaph”) (formerly Triad Pharmaceuticals, Inc.) by purchasing an additional $4 million of Series F Convertible Preferred Stock of Arisaph, a privately held drug discovery and design pharmaceutical company focused on developing molecules for a variety of diseases, including orally active therapies for diabetes, cancer and cholesterol disorders. The purchase was made pursuant to a Securities Purchase Agreement dated February 1, 2005 (the “Purchase Agreement”) among Arisaph, the Company and a limited partnership (the “Limited Partnership”) formed by the wife of Michael Jaharis, the principal stockholder and Chairman Emeritus of the Board of Directors of the Company, upon the satisfaction of the conditions set forth in the Purchase Agreement, including Arisaph having achieved certain agreed-upon milestones relating to its research and development activities. Pursuant to the Purchase Agreement, the Limited Partnership also purchased an additional $4 million of Series F Convertible Preferred Stock of Arisaph. As a result of these purchases, the Company owns approximately 24% and the Limited Partnership owns or has the right to vote approximately 42% of the outstanding common stock of Arisaph on a fully diluted basis.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
     As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated August 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC.
By: /s/Andrew I. Koven
Name:	Andrew I. Koven
Title:	Executive Vice President and General Counsel and Corporate Secretary

Dated: August 8, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Company dated August 8, 2006.